Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that to the best of our knowledge:

1. this annual report on Form 20-F of CSR plc fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of CSR plc.

Date: 15 March 2011

/s/ Joep van Beurden

_______________________________

Name:	Joep van Beurden
Title:	Chief Executive Officer

/s/ Dwight Daniel Willard Gardiner

_______________________________

Name:	Dwight Daniel Willard Gardiner
Title:	Chief Financial Officer

CSR plc Annual Report and Financial Statements 2010